UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2024

EDGIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33508	20-1677033
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11811 North Tatum Blvd., Suite 3031 Phoenix, AZ	85028
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (602) 850-5000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EGIO	Nasdaq Capital Market
Preferred Stock Purchase Rights		Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth below under Item 1.03 of this Current Report on Form 8-K (“Report”) regarding the Asset Purchase Agreement and the DIP Financing (each as defined below) is incorporated herein by reference.

Item 1.03.	Bankruptcy or Receivership.

Voluntary Petition for Bankruptcy

On September 9, 2024 (the “Petition Date”), Edgio, Inc. (the “Company”) and certain of its direct and indirect subsidiaries (collectively, the “Company Parties”) filed voluntary petitions (the “Chapter 11 Cases”) under Chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). On the Petition Date, the Company Parties filed a motion with the Bankruptcy Court seeking to jointly administer the Chapter 11 Cases under the caption In re: Edgio, Inc., et al. The Company Parties intend to use this court-supervised process to pursue a value-maximizing sale of their businesses and assets and to address their financial obligations.

The Company Parties continue to operate their businesses and manage their properties as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the Bankruptcy Code and orders of the Bankruptcy Court. The Company Parties have filed a number of customary “first day” motions seeking the Bankruptcy Court’s authorization to support their operations during the court-supervised process, including a motion to approve the DIP Financing (as defined below), a motion to pay certain employee wages and benefit obligations and a motion to enable payments to critical vendors. The Company Parties expect that the Bankruptcy Court will approve the relief sought in these motions on an interim basis.

The Company will seek an order (the “NOL Order”) regarding the Company’s common stock, par value $0.001 per share (the “Common Stock”). The NOL Order, if approved by the Bankruptcy Court, will be designed to assist the Company Parties in preserving certain of their tax attributes by establishing, among other things, procedures (including notice requirements) that certain stockholders and potential stockholders must comply with regarding transfers of the Common Stock, as well as certain obligations with respect to notifying the Company Parties of current stock ownership.

DIP Financing

Concurrent with the filing of the Chapter 11 Cases, the Company Parties filed with the Bankruptcy Court a motion (the “DIP Motion”) seeking approval of a senior secured super-priority debtor-in-possession financing facility (the “DIP Financing”) with Lynrock Lake Master Fund LP (“Lynrock”), the Company’s existing senior secured lender, in the approximate amount of $15.6 million in principal amount to help fund operations and certain professional fee expenses incurred during the pendency of the Chapter 11 Cases, the terms of which were disclosed in the DIP Motion and the term sheet attached thereto.

Asset Purchase Agreement

On September 9, 2024, prior to the filing of the Chapter 11 Cases, the Company (on behalf of itself and certain of its subsidiaries named therein) (the “Seller”) entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Lynrock Lake Star LLC (“Lynrock Purchaser”), an affiliate of Lynrock, pursuant to which, subject to the terms and conditions set forth in the Asset Purchase Agreement, Lynrock Purchaser would acquire substantially all of the assets of the Seller and its subsidiaries named in the Asset Purchase Agreement (collectively, the “Assets”), or, under certain circumstances as described in the Asset Purchase Agreement, a select subset of the Assets, and assume certain specified liabilities (collectively, the “Liabilities” and such acquisition of the Assets or a subset of the Assets and assumption of the Liabilities together, the “Sale Transaction”), for a total credit bid of $110 million.

Upon Bankruptcy Court approval, Lynrock Purchaser is expected to be designated as the “stalking horse” bidder in connection with the sale process to be conducted under section 363 of the Bankruptcy Code. The Company intends to continue marketing the Assets during the pendency of the Chapter 11 Cases and has engaged TD Securities (USA) LLC (“TD Cowen”) to act as its investment banker in connection with the sale process (subject to Bankruptcy Court approval). The sale process will be supervised by the Bankruptcy Court and conducted pursuant to Bankruptcy Court-approved bidding procedures and, to the extent the Company receives additional qualified bids for all or a portion of the Assets that are the subject of the Asset Purchase Agreement, will be subject to higher or otherwise better offers from competing bidders at an auction (the “Auction”). Prior to the commencement of the Chapter 11 Cases, the Company engaged in discussions with a number of interested parties with respect to a potential sale of all or part of the Assets. Subject to Bankruptcy Court approval, in the event that Lynrock Purchaser is not the successful bidder at the auction, it may be entitled to a cash reimbursement of transaction expenses in an amount up to $2,000,000.

Concurrent with the filing of the Chapter 11 Cases, the Company filed a motion with the Bankruptcy Court seeking approval of, among other things, (a) the bidding procedures to be used in connection with the sale process, including the expense reimbursement to be provided to Lynrock Purchaser in connection with the sale (or sales) of the Assets to a successful bidder other than Lynrock Purchaser, (b) the procedures for assuming and assigning executory contracts and unexpired leases in connection with any sale (or sales), (c) the establishment of certain dates and deadlines related to the sale process, the Auction (if necessary), and the hearing on approval of the Sale Transaction or one or more transactions with other successful bidders from the Auction and (d) the utilization of the Asset Purchase Agreement as the “stalking horse” purchase agreement in connection with the sale process.

The Asset Purchase Agreement contains customary representations, warranties and covenants of the parties for a transaction involving the acquisition of assets from a debtor pursuant to section 363 of the Bankruptcy Code, and the completion of the Sale Transaction is subject to a number of customary conditions which, among others, include the entry of an order of the Bankruptcy Court authorizing and approving the Sale Transaction and the performance by each party of its obligations under the Asset Purchase Agreement. The Asset Purchase Agreement may be terminated by either party in certain circumstances.

The foregoing summary of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by the full text of the Asset Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Report and incorporated by reference.

The representations, warranties and covenants set forth in the Asset Purchase Agreement have been made only for purposes of the Asset Purchase Agreement and solely for the benefit of the parties thereto, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Asset Purchase Agreement instead of establishing these matters as facts. In addition, the representations, warranties and covenants contained within the Asset Purchase Agreement may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to shareholders or other investors. Shareholders and other investors are not third-party beneficiaries of the Asset Purchase Agreement and should not rely on the representations, warranties and covenants contained therein, or any descriptions thereof, as characterizations of the actual state of facts or conditions of the Company. Moreover, information regarding the subject matter of the representations and warranties made in the Asset Purchase Agreement may change after the date of the Asset Purchase Agreement, do not purport to be accurate as of the date of this Report and any subsequent developments may not be fully reflected in the Company’s public disclosure.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.03 of this Report regarding the DIP Financing is incorporated herein by reference.

Item 2.04.	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The filing of the Chapter 11 Cases constitutes an event of default that has accelerated obligations under the following debt instruments and agreements (collectively, the “Debt Instruments”):

•	Credit Agreement, dated as of November 14, 2023, as amended, by and among the Company, and Lynrock (the “Credit Agreement”);

•

Indenture, dated as of November 14, 2023, as supplemented, by and among the Company, the guarantor parties listed thereto, and U.S. Bank Trust Company, National Association, a national banking association, as trustee, and U.S. Bank Trust Company, National Association, a national banking association, as collateral agent (the “Indenture”); and

•	Priority Credit Agreement, dated as of August 23, 2024, as amended, by and between the Company and Lynrock (the “Priority Credit Agreement”).

The Debt Instruments provide that, as of the filing of the Chapter 11 Cases, the unpaid principal and interest due thereunder shall be immediately due and payable, which such amounts are currently equal to approximately $94.4 million under the Credit Agreement, $141.0 million under the Indenture and $9.2 million under the Priority Credit Agreement, plus the applicable “make-whole” amounts. Any efforts to enforce such payment obligations under the Debt Instruments are automatically stayed upon the filing of the Chapter 11 Cases, and the creditors’ rights of enforcement prescribed in the Debt Instruments are subject to the applicable provisions of the Bankruptcy Code.

Item 7.01.	Regulation FD Disclosure.

First Day Declaration

On September 9, 2024, the Company filed with the Bankruptcy Court the Declaration of Todd Hinders in Support of Chapter 11 Petitions and First Day Motions of Edgio Inc., et. al. (the “First Day Declaration”). Excerpts from the First Day Declaration are attached to this Report as Exhibit 99.2.

Press Release

On September 9, 2024, the Company issued a press release announcing the Asset Purchase Agreement as well as the filing of the Chapter 11 Cases. A copy of this press release is attached to this Report as Exhibit 99.1.

Cautionary Note Regarding the Company’s Common Stock

The Company cautions that trading in the Company’s common stock and other securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. The Company expects that holders of shares of the Company’s common stock will experience a complete or significant loss on their investment, depending on the outcome of the Chapter 11 Cases. Additionally, as a result of the Chapter 11 Cases, the Company expects that its common stock will be delisted from trading on the Nasdaq Capital Market.

Additional Information on the Chapter 11 Cases

Court filings and information about the Chapter 11 Cases can be found at a website maintained by the Company Parties’ claim agent, Omni Agent Solutions, at https://OmniAgentSolutions.com/Edgio. Further information is also available by calling Omni Agent Solutions at 1-866-989-3041 (U.S. and Canada toll-free) or 1-818-528-5958 (international). The documents and other information available via website or elsewhere are not part of this Current Report and shall not be deemed incorporated therein.

The information disclosed in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such a filing.

Forward-Looking Statements Disclaimer

The Company includes in this Current Report on Form 8-K “forward-looking statements” within the meaning of the federal securities laws. A reader can identify forward-looking statements because they are not limited to historical fact or they use words such as “expects,” “estimates,” “intends,” and similar expressions that concern the Company’s strategy, plans, intentions or beliefs about future occurrences or results, including without limitation, statements regarding the Company’s current expectations and intentions with respect to the filing of its Chapter 11 Cases and the Asset Purchase Agreement. It is very difficult to predict the effect of known factors, and the Company cannot anticipate all factors that could affect actual results that may be important to an investor. All forward-looking information should be evaluated in the context of these risks, uncertainties and other factors, including: risks attendant to the bankruptcy process, including the Company’s ability to obtain court approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases; the Company Parties’ ability to negotiate and confirm a sale of its assets under Section 363 of the Bankruptcy Code; the effects of the Chapter 11 Cases on the Company’s liquidity (including the availability of operating capital during the pendency of the Chapter 11 Cases), results of operations, business prospects and costs, including increased legal and other professional costs necessary to facilitate the Chapter 11 Cases; the effects of the Chapter 11 Cases on the interests of various constituents and financial stakeholders; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; objections to the Company’s restructuring process or other pleadings filed that could protract the Chapter 11 Cases; risks associated with third-party motions in the Chapter 11 Cases; Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; the Company’s ability to comply with the restrictions imposed by the terms and conditions of its financing arrangements; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 Cases; the impact and timing of any cost-savings measures and related local law requirements in various jurisdictions; finalization of the Company’s annual and quarterly financial statements; risks relating to the delisting of the Company’s common stock from the Nasdaq Capital Market and future quotation of the Company’s common stock; the impact of litigation and regulatory proceedings; the impact and timing of any cost-savings measures as well as other risk factors set forth in this Current Report and those factors disclosed under “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on June 29, 2023, the Company’s Quarterly Reports on Form 10-Q filed with the SEC on August 15, 2023, September 12, 2023 and November 16, 2023 and the Company’s subsequent reports filed with the SEC.

All forward-looking statements in this Current Report on Form 8-K are based on information available to the Company as of the date hereof. The Company undertakes no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibits

10.1	Asset Purchase Agreement, dated as of September 9, 2024, by and among Lynrock Lake Star LLC, as purchaser, and Edgio, Inc. and its subsidiaries named therein

99.1	Edgio, Inc. Press Release issued September 9, 2024

99.2	Excerpts from the Declaration of Todd Hinders in Support of Chapter 11 Petitions and First Day Motions of Edgio Inc., et. al.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 9, 2024	EDGIO, INC.

/s/ Richard P. Diegnan
Richard P. Diegnan
Chief Legal Officer & Secretary